Exhibit 10.2

SECOND AMENDMENT TO CREDIT AGREEMENT AND

FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

SECOND AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT (this “Agreement”), dated as of October 17, 2016, by and among (i) the undersigned Lenders, (ii) each Increasing Revolving Lender (as defined below), (iii) ENVIVA PARTNERS, LP, a Delaware limited partnership (the “Borrower”), (iv) CERTAIN SUBSIDIARIES OF THE BORROWER, as Guarantors and (v) BARCLAYS BANK PLC (“Barclays”), as Administrative Agent and Collateral Agent.

RECITALS

A.                                    WHEREAS, reference is hereby made to (i) the Credit Agreement, dated as of April 9, 2015 (as amended by that certain First Amendment to Credit Agreement dated as of August 21, 2015, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as defined in the Credit Agreement as amended hereby), by and among the Borrower, the Lenders party thereto from time to time, Barclays, as Administrative Agent and as Collateral Agent, and the other Persons party thereto, and (ii) the Guarantee and Collateral Agreement dated as of April 9, 2015, by and among the Borrower, each other Loan Party party thereto and Barclays, as Collateral Agent (the “Guarantee and Collateral Agreement”);

B.                                    WHEREAS, the Borrower intends to issue Permitted Unsecured Debt in order (i) to finance the Permitted Drop-Down Acquisition of the Wood Pellet Production Facility owned by Enviva Pellets Sampson, LLC and located in Sampson County, North Carolina (the “Sampson Facility”, and the Permitted Drop-Down Acquisition of the Sampson Facility, the “Sampson Drop-Down”), (ii) to repay Tranche A-2 Term Loans and Tranche A-4 Term Loans and (iii) for other general corporate purposes of the Borrower and its Subsidiaries (such Permitted Unsecured Debt, the “Sampson Debt”);

C.                                    WHEREAS, the proceeds of the Sampson Debt will be placed in an escrow arrangement pending either (i) the consummation of the Sampson Drop-Down, among other conditions or (ii) in the event the Sampson Drop-Down is not consummated, to repay the Sampson Debt;

D.                                    WHEREAS, prior to the release from the Sampson Escrow Arrangement, the funds subject to the Sampson Escrow Arrangement will be subject to a Lien in favor of the holders of the Sampson Debt and their agents, trustees and other related parties to secure repayment of the Sampson Debt and other fees, interest and obligations related thereto;

E.                                     WHEREAS, upon consummation of the Sampson Drop-Down and the satisfaction of the other conditions referred to in Section 1(b) below, the Lenders listed on Exhibit A hereto (the “Increasing Revolving Lenders”) have agreed to provide Revolving Credit Commitments in the amounts set forth on Exhibit A hereto; and

F.                                      WHEREAS, the Borrower has requested certain amendments to the Credit Agreement in connection with the transactions described in the foregoing recitals and certain other amendments to the Credit Agreement and the Guarantee and Collateral Agreement as more fully set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.                            Amendments to the Credit Agreement.  The Credit Agreement is hereby amended as follows.

(a)                                 Amendment to Section 1.01 of the Credit Agreement.  Section 1.01 of the Credit Agreement is hereby amended as follows:

(i)                                     by amending and restating the definition of “Defaulting Lenders” in its entirety to read as follows:

“Defaulting Lender” shall mean, subject to Section 2.22(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, any Issuing Bank or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Swing Line Loans and Letters of Credit) within two (2) Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent or any Issuing Bank in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance

Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-in Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.22(b)) upon delivery of written notice of such determination to the Borrower, each Issuing Bank and each Lender.

(ii)                                  by amending and restating the definition of “Eligible Assignee” in its entirety to read as follows:

“Eligible Assignee” shall mean any Person other than a natural Person or (other than in the case of and in accordance with Section 9.04(k) or (l)) the Borrower or any of its Affiliates that is (i) a Lender, an Affiliate of any Lender or an Approved Fund (any two or more related Approved Funds being treated as a single Eligible Assignee for all purposes hereof) or (ii) a commercial bank, insurance company, investment or mutual fund or other entity that is (x) an “accredited investor” (as defined in Regulation D under the Securities Act of 1933, as amended) and (y) other than in the case of the Borrower or any of its Affiliates, which extends credit or buys loans in the ordinary course of its business.

(iii)                               by amending and restating the definition of “Obligations” as follows:

“Obligations” shall mean all “Secured Obligations” or “Obligations” as defined in the Guarantee and Collateral Agreement and the other Security Documents.

(iv)                              by amending and restating the definition of “Permitted Unsecured Debt” in its entirety to read as follows:

“Permitted Unsecured Debt” shall mean Indebtedness that is unsecured (or secured solely by liens permitted by Section 6.02(y)) incurred solely by the Borrower (and which may be guaranteed by any Guarantor); provided, that (i) the Borrower shall be in Financial Covenant Compliance before and after giving effect to the incurrence of such Indebtedness, (ii) such unsecured Indebtedness shall not be guaranteed by any Person that is not a Guarantor hereunder, (iii) such Indebtedness shall not mature and no installments of principal shall be due and payable on such Indebtedness prior to the Latest Maturity Date at the time such Indebtedness is incurred (except to the extent the proceeds of such Indebtedness are subject to an escrow or similar arrangement for the benefit of the holders of such Indebtedness as described in Section 6.02(y) and such proceeds are released to such holders in accordance with the terms thereof), (iv) such Indebtedness shall have no financial maintenance covenants, (v) the definitive documentation for such Indebtedness shall not include other covenants, (excluding interest rate, original issue discounts, fees and prepayment premiums) taken as a whole, that are materially more onerous to the Borrower and the Guarantors than the covenants for the Credit Facilities provided for in this Agreement, taken as a whole (it being agreed that customary “high yield” style covenants for a company of this type shall not be considered materially more onerous to the Borrower and the Guarantors than the covenants for the Credit Facilities provided for in this Agreement, taken as a whole), and (vi) such Indebtedness shall have no mandatory prepayment or redemption provisions other than prepayments or redemptions (A) required as a result of a change in control or non-ordinary course asset sale or (B) from the proceeds of such Indebtedness that were subject to an escrow or similar arrangement for the benefit of the holders of such Indebtedness as described in Section 6.02(y) (it being understood that accrued interest and fees may be paid in connection with the mandatory prepayment or redemption of such Indebtedness).

(v)                                 by amending and restating clause (a) of the definition of “Qualifying Off-Take Counterparty” as follows:

(a) each Person identified by the Borrower to the Administrative Agent in writing and posted to the Lenders on the Second Amendment Effective Date (each, a “Qualifying Person”).

(vi)                              by amending and restating the definition of “Secured Parties” in its entirety to read as follows:

“Secured Parties” shall mean, collectively, the Agents, the Arrangers, the Issuing Banks, the Lenders, each Qualified Counterparty, each Cash Management Bank that is a party to any Secured Cash Management Agreement, and each Indemnitee.

(vii)                           by amending and restating the definition of “Total Debt” in its entirety to read as follows:

“Total Debt” shall mean, at any time, (a) the total consolidated Indebtedness (excluding (i) the Contributed Business Intercompany Notes, (ii) Indebtedness the proceeds of which have been deposited in a restricted account in favor of the holders thereof in a manner that does not violate this Agreement, to the extent such proceeds remain in such account and (iii) Indebtedness of the type described in clause (d), clause (f), clause (h), clause (i), clause (j), clause (k) and clause (l) of the definition of Indebtedness, except, (x) in the case of clause (k) and clause (l), to the extent of any unreimbursed drawings thereunder and (y) in the case of clause (f), to the extent constituting a Guarantee of Indebtedness of the type that would otherwise be included in “Total Debt”) of the Borrower and the Restricted Subsidiaries at such time; and minus (b) Unrestricted Cash.

(viii)                        by amending and restating clause (y) of the definition of “Unrestricted Cash” as follows:

(y) exclude in any event (i) any cash or Permitted Investments identified on such balance sheet as “restricted” (other than cash or Permitted Investments restricted in favor of the Secured Parties), (ii) any amount to the extent any use thereof for application to the payment for Indebtedness under the Loan Documents is restricted or prohibited by Law or contract, and (iii) any amounts referred to in clause (ii) of the definition of the term “Total Debt”.

(ix)                              by adding the following definitions in proper alphabetical sequence:

“Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” shall mean, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Cash Management Agreement” shall mean any agreement entered into from time to time by the Borrower or any of the Borrower’s Restricted Subsidiaries in connection with cash management services for collections, other Cash Management Services and for operating, payroll and trust accounts of such Person, including automatic clearing house services, controlled disbursement services, electronic funds transfer services, lockbox services, stop payment services and wire transfer services.

“Cash Management Bank” shall mean any Person that either (a) at the time it provides Cash Management Services, (b) on the Closing Date or (c) at any time after it has provided any Cash Management Services, is a Lender or an Agent or an Affiliate of a Lender or an Agent.

“Cash Management Obligations” shall mean obligations owed by the Borrower or any Restricted Subsidiary to any Cash Management Bank in connection with, or in respect of, any Cash Management Services.

“Cash Management Services” shall mean (a) commercial credit cards, merchant card services, purchase or debit cards, including non-card e-payables services, (b) treasury management services (including controlled disbursement, overdraft, automated clearing house fund transfer services, return items and interstate depository network services) and (c) any other demand deposit or operating account relationships or other cash management services, including any Cash Management Agreement.

“EEA Financial Institution” shall mean (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;

“EEA Member Country” shall mean any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” shall mean any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Sampson Debt” shall mean any Permitted Unsecured Debt incurred by the Borrower in order (i) to finance the Sampson Drop-Down, (ii) to repay Tranche A-2 Term Loans and Tranche A-4 Term Loans and (iii) for other general corporate purposes of the Borrower and its Subsidiaries.

“Sampson Drop-Down” shall mean the Permitted Drop-Down Acquisition of the Sampson Facility.

“Sampson Escrow Arrangement” shall mean an arrangement pursuant to an escrow and security agreement by which the proceeds of the Sampson Debt, after payment of the initial purchasers’ discount, but before any other expenses,  and certain pre-funded interest are held in escrow as collateral security for the Sampson Debt pending consummation of the Sampson Drop-Down, among other conditions, or, in the event the Sampson Drop-Down is not consummated, the proceeds of which will be used to repay the Sampson Debt.

“Sampson Facility” shall mean the Wood Pellet Production Facility owned by Enviva Pellets Sampson, LLC and located in Sampson County, North Carolina.

“Second Amendment Effective Date” shall mean the Effective Date (as defined therein) of the Second Amendment to Credit Agreement, dated as of October 17, 2016.

“Secured Cash Management Agreement” shall mean any agreement related to Cash Management Services by and between the Borrower or any of its Restricted

Subsidiaries and any Cash Management Bank which the Borrower has notified the Administrative Agent is intended to be secured by the Collateral.

“Write-Down and Conversion Powers” shall mean, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b)                                 Amendment to Schedules to the Credit Agreement and Increase in Revolving Credit Commitments.

(i)                                     Notwithstanding anything to the contrary set forth herein or in the Credit Agreement, no Borrowings in respect of the Revolving Credit Commitments set forth on Exhibit A shall be available to the Borrower under the Credit Agreement or the Amended Credit Agreement (as defined below), until the following conditions are satisfied (the date of satisfaction of such conditions, the “Increase Effective Date”):

(A)                               the Sampson Drop-Down shall have been consummated;

(B)                               all outstanding Tranche A-2 Term Loans and Tranche A-4 Term Loans shall have been prepaid pursuant to Section 2.13A of the Amended Credit Agreement;

(C)                               the Administrative Agent shall have received, on behalf of itself, the Collateral Agent, the Issuing Banks and the Lenders (including the Increasing Revolving Lenders), the favorable written opinion of Vinson & Elkins LLP, counsel for the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent, dated the Increase Effective Date and addressed to the Administrative Agent, the Collateral Agent, the Issuing Banks and the Lenders; and

(D)                               the Collateral Agent shall have received from the applicable Loan Parties, with respect to each Mortgaged Property specified on Exhibit B attached hereto, the documents and instruments specified therein.

(ii)                                  On the Increase Effective Date, Schedule 2.01 to the Credit Agreement shall be replaced in its entirety with  Exhibit A attached hereto, whereupon (x) the Total Revolving Credit Commitments shall be increased from $25,000,000 to $100,000,000 as set forth on such Exhibit A, (y) each of the Revolving Credit Lenders immediately prior to giving effect to the increase referred to in such clause (x) (each such Revolving Credit Lender, an “Existing RC Lender”) shall assign to each Revolving Credit Lender set forth on such Exhibit A that was not, immediately prior to giving effect to such increase, a Revolving Credit Lender (each such Revolving Credit Lender, a “New RC Lender”), and each New RC Lender shall purchase from each of the Existing RC Lenders, at the principal amount thereof, such interests in the outstanding Revolving Loans and participations in Letters of Credit and Swing Line Loans outstanding on such date that will result in, after giving effect to all such assignments and purchases, such Revolving Loans and participations in Letters of Credit and Swing Line Loans being held by Existing RC Lenders and New RC Lenders ratably in accordance with their Revolving Credit Commitments after giving effect to the increase in Revolving Credit Commitments set forth on such Exhibit A and (z) each Revolving Credit Commitment set forth on such Exhibit A shall be deemed for all purposes a Revolving Credit Commitment under the Amended Credit Agreement (as defined in Section 6 of this Agreement), each Loan made thereunder shall be deemed, for all purposes, a Revolving Loan under the Amended Credit Agreement and shall have the same terms as any existing Revolving Loan and each New RC Lender shall become a Lender with respect to the Revolving Credit Commitments and all matters relating thereto under the Amended Credit Agreement, in each case without any further action on the part of any party.

(iii)                               Notwithstanding anything in this Agreement to the contrary, the increase in Revolving Credit Commitments set forth on Exhibit A shall be reduced to zero if the Increase Effective Date has not occurred on or before January 31, 2017.

(c)                                  Addition of Section 2.13A to the Credit Agreement.  The Credit Agreement is hereby amended to add the following Section 2.13A:

SECTION 2.13A.  Special Mandatory Prepayment.  Not later than the first Business Day following the consummation of the Sampson Drop-Down, the Borrower shall prepay all outstanding Tranche A-2 Term Loans and Tranche A-4 Term Loans. Mandatory prepayments made pursuant to this Section 2.13A shall be applied without premium or penalty, other than as may be payable pursuant to Section 2.16.

(d)                                 Amendment to Section 6.01 of the Credit Agreement.  The Credit Agreement is hereby amended to add the following new clause (q) to Section 6.01 and to re-letter the existing clause (q) as clause “(r)”:

(q)                                 Cash Management Obligations and other Indebtedness in respect of netting services, automatic clearing house arrangements, employees’ credit or purchase cards, overdraft protections and similar arrangements in each case incurred in the ordinary course of business; and

(e)                                  Amendment to Section 6.02 of the Credit Agreement.  The Credit Agreement is hereby amended to add the following new clause (y) to Section 6.02 and to re-letter the existing clause (y) as clause “(z)”:

(y)                                 Liens in favor of providers of Indebtedness on the escrowed proceeds of such Indebtedness that are subject to an escrow or similar arrangement and Liens on cash deposited in an account along with such escrowed proceeds to pre-fund the payment of interest in respect of such Indebtedness during the applicable escrow period; and

(f)                                   Amendment to Section 6.09(b) of the Credit Agreement.  The Credit Agreement is hereby amended to add the following clause (u) directly before clause (v) in Section 6.09(b):

(u)                                 made from the proceeds of such Indebtedness that are subject to an escrow or similar arrangement and any accrued pre-funded interest or similar arrangement as described in Section 6.02(y),

(g)                                  Amendment to Section 2.22(a)(iv) of the Credit Agreement.  Section 2.22(a)(iv) of the Credit Agreement is hereby amended in its entirety to read as follows:

SECTION 2.22(a)(iv).  Reallocation of Participations to Reduce Fronting Exposure. So long as no Event of Default shall have occurred and be continuing, all or any part of such Defaulting Lender’s obligation to fund participations in respect of Swing Line Loans and Letters of Credit shall be reallocated among the Revolving Credit Lenders that are Non-Defaulting Lenders in accordance with their respective Pro Rata Percentages (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that such reallocation does not cause the aggregate Revolving Credit Exposure of any such Non-Defaulting Lender to exceed such Non- Defaulting Lender’s Revolving Credit Commitment. Subject to Section 2.28, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.

(h)                                 Addition of Section 2.28 to the Credit Agreement.  The Credit Agreement is hereby amended to add the following Section 2.28:

SECTION 2.28.  Acknowledgment and Consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any of the parties hereto, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)                                 the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)                                 the effects of any Bail-in Action on any such liability, including, if applicable:

i.                  a reduction in full or in part or cancellation of any such liability;

ii.               a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent company, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

iii.            the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

SECTION 2.                            Amendment to Guarantee and Collateral Agreement. The Guarantee and Collateral Agreement is hereby amended by amending and restating the definition of “Obligations” in Section 1.1 in its entirety to read as follows:

“Obligations” shall mean all amounts owing to any Secured Party by the Borrower or any other Loan Party pursuant to the terms of the Credit Agreement or any other Loan Document, or pursuant to the terms of any Secured Hedging Agreement or Secured Cash Management Agreement, or pursuant to the terms of any Guarantee thereof, together with the due and punctual performance of all other obligations of the Borrower and the other Loan Parties to any Secured Party under or pursuant to the terms of the Credit Agreement, the other Loan Documents, any Secured Hedging Agreement, any Secured Cash Management Agreement or any other agreement or document entered into by any Loan Party in connection herewith or therewith, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and whether on account of principal, interest, fees, indemnities, costs, expenses (including all fees, charges and disbursements of counsel to the Arrangers, any Agent, any Issuing Bank, the Swing Line Lender or any Lender that are required to be paid by the Borrower or any other Loan Party pursuant to the Credit Agreement or any other Loan Document) or otherwise, and including interest accruing after the maturity of the Loan and interest and fees that accrue after the commencement of any Insolvency or Liquidation Proceeding with respect to any Loan Party, whether or not such interest and fees would be allowed in such Insolvency or Liquidation Proceeding.

SECTION 3.                            Representations and Warranties.  The Borrower hereby represents and warrants to each Lender, each Increasing Revolving Lender and the Administrative Agent that the following statements are true and correct in all respects:

(a)                                 the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof to the same extent as if made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that to the extent any such representation and warranty is already qualified by materiality or Material Adverse Effect, such representation and warranty shall be true and correct in all respects;

(b)                                 each Loan Party has the requisite power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement and each Loan Document, as amended hereby.  The execution and delivery of this Agreement and the performance by each Loan Party of this Agreement and each Loan Document (as amended hereby) to which it is a party have been duly approved by all necessary organizational action of each such Loan Party; and

(c)                                  this Agreement has been duly executed and delivered by each Loan Party that is a party hereto and this Agreement is the legally valid and binding obligation of each such Loan Party, enforceable against such Loan Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws relating to or limiting creditors’ rights generally or by general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 4.                            Reaffirmations.

(a)                                 Each Loan Party, subject to the terms and limits contained in the Credit Agreement and in the Security Documents, reaffirms its guaranty of the Obligations pursuant to the Guarantee and Collateral Agreement.  Each Loan Party hereby acknowledges that it has reviewed the terms and provisions of this Agreement and consents to the amendment of the Credit Agreement and the Guarantee and Collateral Agreement effected pursuant to this Agreement.  Each Loan Party hereby confirms that each Loan Document to which it is a party or is otherwise bound will continue to be in full force and effect as amended by this Agreement and all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Agreement.

(b)                                 Each Loan Party hereby (i) confirms that each Loan Document to which it is a party or is otherwise bound and all Collateral encumbered thereby will continue to secure to the fullest extent possible in accordance with the Loan Documents, the payment and performance of the Obligations, as the case may be, (ii) confirms its respective grant to the Collateral Agent for the benefit of the Secured Parties of the security interest in and continuing Lien on all of such Loan Party’s right, title and interest in, to and under all Collateral, in each case whether now owned or existing or hereafter acquired or arising and wherever located, as collateral security for the prompt and complete payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all applicable Obligations (including all such Obligations as amended, reaffirmed and/or increased pursuant to the Amended Credit Agreement (as defined below)), subject to the terms contained in the applicable Loan Documents and (iii) confirms its other pledges, other grants of security interests and other obligations, as applicable, under and subject to the terms of each Loan Document to which it is a party.

SECTION 5.                            Conditions to Effectiveness of this Agreement.  The effectiveness of the Agreement shall be subject to the following conditions precedent (the date on which such conditions have been satisfied (or waived) is referred to herein as the “Effective Date”):

(a)                                 The Administrative Agent shall have received duly executed counterparts of this Agreement from the Borrower, each other Loan Party, the Collateral Agent, Lenders constituting the Required Lenders and each Increasing Revolving Lender, each of which shall be originals or facsimiles or “.pdf” files (followed promptly by originals) unless otherwise specified.

(b)                                 The representations and warranties set forth in Section 3 of this Agreement shall be true and correct.

(c)                                  No Default or Event of Default shall exist, or would result from the execution and delivery of this Agreement.

SECTION 6.                            Effect of the Amendment.  On and after the Effective Date, each reference to the Credit Agreement and the Guarantee and Collateral Agreement in any Loan Document shall be deemed to be a reference to the Credit Agreement and the Guarantee and Collateral Agreement as amended by this Agreement (as so amended, the “Amended Credit Agreement” or the “Amended Guarantee and Collateral Agreement”). Except as expressly provided in this Agreement, nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, the Guarantee and Collateral Agreement or any other Loan Document in similar or different circumstances. On and after the Effective Date, (i) this Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents, (ii) the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof”, and words of similar import, as used in the Credit Agreement shall, unless the context otherwise requires, mean the Amended Credit Agreement and (iii) the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof”, and words of similar import, as used in the Guarantee and Collateral Agreement shall, unless the context otherwise requires, mean the Amended Guarantee and Collateral Agreement. Each Loan Party hereby ratifies and confirms that, except as specifically amended by this Agreement, the Credit Agreement, the Guarantee and Collateral Agreement and the other Loan Documents shall remain in full force and effect.

SECTION 7.                            Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other customary means of electronic transmission (e.g., “.pdf”) shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 8.                            Applicable Law.  THIS AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

SECTION 9.                            Miscellaneous.  The provisions of Sections 9.11 and 9.15 of the Credit Agreement are incorporated by reference herein and made a part hereof.

SECTION 10.                     Headings.  The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its duly authorized officers, all as of the date first above written.

ENVIVA PARTNERS, LP, as Borrower

By: Enviva Partners GP, LLC, its general partner

By:
Name:
Title:

[Enviva Partners, LP — Signature Page to the Second Amendment]

GUARANTORS:

ENVIVA GP, LLC

By:
Name:
Title:

ENVIVA, LP
By:	Enviva GP, LLC, as its sole general partner

By:
Name:
Title:

ENVIVA MATERIALS, LLC

By:
Name:
Title:

ENVIVA PELLETS AHOSKIE, LLC

By:
Name:
Title:

ENVIVA PELLETS AMORY, LLC

By:
Name:
Title:

[Enviva Partners, LP — Signature Page to the Second Amendment]

ENVIVA PELLETS NORTHAMPTON, LLC

By:
Name:
Title:

ENVIVA PELLETS PERKINSTON, LLC

By:
Name:
Title:

ENVIVA PORT OF CHESAPEAKE, LLC

By:
Name:
Title:

ENVIVA PELLETS COTTONDALE, LLC

By:
Name:
Title:

[Enviva Partners, LP — Signature Page to the Second Amendment]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its duly authorized officers, all as of the date first above written.

BARCLAYS BANK PLC, as Administrative Agent, Collateral Agent and a Lender

By:
Name:
Title:

[Enviva Partners, LP — Signature Page to the Second Amendment]

as a Lender,

By:
Name:
Title:

[Enviva Partners, LP — Signature Page to the Second Amendment]

EXHIBIT A TO SECOND AMENDMENT

Revolving Credit Commitments

Lenders	Commitment ($)	Commitment (%)
Barclays Bank PLC	$20,000,000	20.00%
Goldman Sachs Bank USA	$20,000,000	20.00%
Royal Bank of Canada	$20,000,000	20.00%
Citibank, N.A.	$20,000,000	20.00%
JPMorgan Chase Bank, N.A.	$20,000,000	20.00%
Total:	$100,000,000	100.00%

[Enviva Partners, LP — Signature Page to the Second Amendment]